Exhibit 32.2
CERTIFICATION PURSUANT
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of MakeMusic, Inc. (the “Company”) on Form 10-QSB for the three months ended March 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Karen L. VanDerBosch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 3, 2007
/s/ Karen L. VanDerBosch
Karen L. VanDerBosch, Chief Financial Officer